              Schedule 14A Information required in proxy statement.
                            Schedule 14A Information
           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.__)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]    Preliminary Proxy Statement
[ ]    Preliminary Additional Materials
[ ]    Confidential, for Use of the Commission Only (as permitted by
       Rule 14a-6(e)(2))
[X]    Definitive Proxy Statement
[X]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to Section 240.149-11(c) or
       Section 240.14a-12

Morgan Stanley Government Income Trust
Morgan Stanley Income Securities Inc.
Morgan Stanley Municipal Income Opportunities Trust

              (Names of Registrants as specified in their charter)

                               Lou Anne D. McInnis
              ----------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (check the appropriate box):

[x]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(j)(4) and 0-11.

1)    Title of each class of securities to which transaction applies:

2)    Aggregate number of securities to which transaction applies:

3)    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

      Set forth the amount on which the filing fee is calculated and state how it was determined.

4)    Proposed maximum aggregate value of transaction:

5)    Fee previously paid:

[ ]   Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)    Amount Previously Paid

2)    Form, Schedule or Registration Statement No.:

3)    Filing Party:

4)    Date Filed:

                    MORGAN STANLEY GOVERNMENT INCOME TRUST
                     MORGAN STANLEY INCOME SECURITIES INC.
              MORGAN STANLEY MUNICIPAL INCOME OPPORTUNITIES TRUST

                   NOTICE OF ANNUAL MEETINGS OF SHAREHOLDERS
                          TO BE HELD DECEMBER 15, 2004

     Annual Meetings of Shareholders ("Meeting(s)") of MORGAN STANLEY
GOVERNMENT INCOME TRUST, MORGAN STANLEY INCOME SECURITIES INC. and MORGAN
STANLEY MUNICIPAL INCOME OPPORTUNITIES TRUST (individually, a "Fund" and, collectively, the "Funds"), two unincorporated business trusts organized under the laws of the Commonwealth of Massachusetts and one corporation organized under the laws of Maryland, will be held jointly in the North Conference Room,
5th Floor, 1221 Avenue of the Americas, New York, New York 10020, on December
15, 2004 at 9:00 a.m., New York City time, for the following purposes:

     1. For MORGAN STANLEY GOVERNMENT INCOME TRUST and MORGAN STANLEY
   MUNICIPAL INCOME OPPORTUNITIES TRUST, to elect two Trustees to serve until the year 2007 Annual Meeting of each Fund; and for MORGAN STANLEY INCOME
   SECURITIES INC., to elect nine Directors to serve until the year 2005
   Annual Meeting, or in each case, until their successors shall have been elected and qualified.

     2. To transact such other business as may properly come before the
   Meetings or any adjournments thereof.

     Shareholders of record of each Fund as of the close of business on October
28, 2004 are entitled to notice of and to vote at the Meeting. If you cannot be present in person, your management would greatly appreciate your filling in, signing and returning the enclosed proxy promptly in the envelope provided for that purpose. Alternatively, if you are eligible to vote telephonically by touchtone telephone or electronically on the Internet (as discussed in the enclosed Proxy Statement) you may do so in lieu of attending the Meeting in person.

     In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the applicable Fund's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which have been received by the date of the Meeting.
                                                     MARY E. MULLIN
                                                       Secretary
November 10, 2004
New York, New York

                                   IMPORTANT

   YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO
 ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO
 BE PRESENT IN PERSON, PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY IN
 ORDER THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE MEETING. THE
 ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.
 SHAREHOLDERS WILL BE ABLE TO VOTE TELEPHONICALLY BY TOUCHTONE TELEPHONE OR
 ELECTRONICALLY ON THE INTERNET BY FOLLOWING INSTRUCTIONS CONTAINED ON THEIR
 PROXY CARDS OR ON THE ENCLOSED VOTING INFORMATION CARD.

                    MORGAN STANLEY GOVERNMENT INCOME TRUST
                     MORGAN STANLEY INCOME SECURITIES INC.
              MORGAN STANLEY MUNICIPAL INCOME OPPORTUNITIES TRUST

             1221 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10020
                             --------------------
                             JOINT PROXY STATEMENT
                             --------------------
                        ANNUAL MEETINGS OF SHAREHOLDERS
                               DECEMBER 15, 2004

     This statement is furnished in connection with the solicitation of proxies by the Boards of Trustees/ Directors (the "Board(s)") of MORGAN STANLEY
GOVERNMENT INCOME TRUST ("GVT"), MORGAN STANLEY INCOME SECURITIES INC. ("ICB")
and MORGAN STANLEY MUNICIPAL INCOME OPPORTUNITIES TRUST ("OIA") (individually, a
"Fund" and, collectively, the "Funds") for use at the Annual Meetings of
Shareholders of the Funds to be held jointly on December 15, 2004 (the
"Meeting(s)"), and at any adjournments thereof. The first mailing of this Proxy
Statement is expected to be made on or about November 11, 2004.

     If the enclosed form of proxy is properly executed and returned in time to be voted at the Meetings, the proxies named therein will vote the shares/stock
("Shares") represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted for each of the nominees for election as Trustee/Director to be elected by shareholders with respect to each Fund set forth in the attached Notice of Annual Meetings of Shareholders. A proxy may be revoked at any time prior to its exercise by any of the following: written notice of revocation to the Secretary of the Funds, execution and delivery of a later dated proxy to the Secretary of the Funds (whether by mail or, as discussed below, by touchtone telephone or the Internet) (if returned and received in time to be voted), or attendance and voting at the Meetings.
Attendance at the Meetings will not in and of itself revoke a proxy.

     Shareholders of record ("Shareholders") of each Fund as of the close of business on October 28, 2004, the record date for the determination of
Shareholders entitled to notice of and to vote at the Meetings (the "Record
Date"), are entitled to one vote for each share held and a fractional vote for a fractional share. On the Record Date, there were outstanding 33,932,975 shares of beneficial interest of GVT, 10,548,220 shares of common stock of ICB and 20,085,080 shares of beneficial interest of OIA outstanding, all with $0.01 par value. No person was known to own as much as 5% of the outstanding shares of any of the Funds on that date. The percentage ownership of shares of each
Fund changes from time to time depending on purchases and sales by Shareholders and the total number of shares outstanding.

     The cost of soliciting proxies for the Meeting of each Fund, consisting principally of printing and mailing expenses, will be borne by each respective
Fund. The solicitation of proxies will be by mail, which may be supplemented by solicitation by mail, telephone or otherwise through Trustees/Directors, officers of the Funds, or officers and regular employees of Morgan Stanley
Investment Advisors Inc. ("Morgan Stanley Investment Advisors" or the
"Investment Adviser"), Morgan Stanley Trust (the "Transfer Agent"), Morgan
Stanley Services Company Inc. ("Morgan Stanley Services") and/or Morgan Stanley
DW Inc. ("Morgan Stanley DW"), without special compensation therefor. In addition, each Fund may employ Alamo Direct Mail Services Inc. ("Alamo") to make telephone calls to Shareholders to remind them to vote. Each Fund may employ Alamo or D.F. King & Co., Inc. ("D.F. King") as proxy solicitor if it appears that the required number of votes to achieve a quorum will not be received. In the event of a solicitation by Alamo or D.F. King, each Fund would pay the solicitor a project management fee not to exceed $3,000 and the expenses outlined below.

     Shareholders will be able to vote their shares by touchtone telephone or by Internet by following the instructions on the proxy card or on the Voting
Information Card accompanying this Proxy Statement. To vote by touchtone telephone or by Internet, Shareholders can access the website or call the toll-free number listed on the proxy card or noted in the enclosed voting instructions. To vote by touchtone telephone or by Internet, Shareholders will need the number that appears on the proxy card in the shaded box.

     In certain instances, the Transfer Agent, Alamo and/or D.F. King may call
Shareholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate
Shareholders' identities, to allow Shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Shareholder should vote on any proposal other than to refer to the recommendations of the Board. The Funds have been advised by counsel that these procedures are consistent with the requirements of applicable law. Shareholders voting by telephone in this manner will be asked for their social security number or other identifying information and will be given an opportunity to authorize proxies to vote their shares in accordance with their instructions.
To ensure that the Shareholders' instructions have been recorded correctly they will receive a confirmation of their instructions in the mail. A special toll-free number set forth in the confirmation will be available in case the information contained in the confirmation is incorrect. Although a
Shareholder's vote may be taken by telephone, each Shareholder will receive a copy of this Proxy Statement and may vote by mail using the enclosed proxy card or by touchtone telephone or the Internet as set forth above. The last proxy vote received in time to be voted, whether by proxy card, touchtone telephone or Internet, will be the vote that is counted and will revoke all previous votes by the Shareholder. With respect to reminder calls by Alamo, expenses would be approximately $1.00 per outbound telephone contact. With respect to the solicitation of a telephonic vote by Alamo or D.F. King, approximate additional expenses range between $3.75 and $6.00 per telephone vote transacted, $2.75 and $3.25 per outbound or inbound telephone contact and costs relating to obtaining Shareholders' telephone numbers and providing additional materials upon Shareholder request, which would be borne by each respective
Fund.

     This Joint Proxy Statement is being used in order to reduce the preparation, printing, handling and postage expenses that would result from the use of a separate proxy statement for each Fund and, because Shareholders may own shares of more than one Fund, to potentially avoid burdening Shareholders with more than one proxy statement. Shares of a Fund are entitled to one vote each at the respective Fund's Meeting. To the extent information relating to common ownership is available to the Funds, a Shareholder that owns record shares in two or more of the Funds will receive a package containing a Joint
Proxy Statement and Proxy Cards for the Funds in which such Shareholder is a record owner. If the information relating to common ownership is not available to the Funds, a Shareholder that beneficially owns shares in two or more Funds may receive two or more packages each containing a Joint Proxy Statement and a
Proxy Card for each Fund in which such Shareholder is a beneficial owner. If the proposed election of Trustees/Directors is approved by Shareholders of one
Fund and disapproved by Shareholders of other Funds, the proposal will be implemented for the Fund that approved the proposal and will not be implemented for any Fund that did not approve the proposal. Thus, it is essential that
Shareholders complete, date, sign and return each enclosed Proxy Card or vote by touchtone telephone or Internet as indicated in each Fund's Proxy Card.

     Only one copy of this Proxy Statement will be delivered to multiple
Shareholders sharing an address unless we have received contrary instructions from one or more of the Shareholders. Upon written or oral request, we will deliver a separate copy of this Proxy Statement to a Shareholder at a shared address to which a single copy of this Proxy Statement was delivered and provide instructions as to how a Shareholder can notify us that they wish to receive a separate copy of our Proxy Statement. Should any Shareholder wish to receive a separate Proxy Statement or should Shareholders sharing an address wish to receive a single Proxy Statement in the future, please contact (800)
869-NEWS (toll-free).

                  ELECTION OF TRUSTEES/DIRECTORS FOR EACH FUND

     The number of Trustees/Directors of each Fund has been fixed by the
Trustees/Directors, pursuant to each Fund's Declaration of Trust or Articles of
Incorporation, at nine. There are presently nine Trustees/Directors for each
Fund. At the Meetings, the following nominees are to be elected to each Fund's
Board of Trustees/Directors to serve for the following terms, in accordance with each Fund's Declaration of Trust or Articles of Incorporation, as set
forth below:

                                                      ICB --
         GVT, OIA                                     Until the year 2005
         Until the year 2007 Annual Meeting           Annual Meeting
         ------------------------------------         -----------------------
         Edwin J. Garn                                Michael Bozic
         Michael E. Nugent                            Charles A. Fiumefreddo
                                                      Edwin J. Garn
                                                      Wayne E. Hedien
                                                      James F. Higgins
                                                      Manuel H. Johnson
                                                      Joseph J. Kearns
                                                      Michael E. Nugent
                                                      Fergus Reid

     Seven of the current nine Trustees/Directors (Michael Bozic, Edwin J.
Garn, Wayne E. Hedien, Manuel H. Johnson, Joseph J. Kearns, Michael E. Nugent
and Fergus Reid) are "Independent Trustees" or "Independent Directors," that is, Trustees or Directors who are not "interested persons" of the Funds, as that term is defined in the Investment Company Act of 1940, as amended (the
"1940 Act"). The other two current Trustees/Directors, Charles A. Fiumefreddo and James F. Higgins, are "Interested Trustees/Directors," that is,
Trustees/Directors who are "interested persons" (as that term is defined in the
1940 Act) of the Funds and Morgan Stanley Investment Advisors and thus, are not
Independent Trustees or Independent Directors. The nominees for election as
Trustee or Director have been proposed by the Trustees or Directors now serving, or in the case of the nominees for positions as Independent Trustee or
Independent Director, by the Independent Trustees or Independent Directors now
serving. All of the members of the Boards have previously been elected by the
Shareholders of the Funds.

     The nominees of the Boards of Trustees/Directors for election as
Trustee/Director are listed below. It is the intention of the persons named in the enclosed form of proxy, unless instructed by proxy to withhold authority to vote for the nominees, to vote all validly executed proxies for the election of these nominees: for GVT and OIA--Edwin J. Garn and Michael E. Nugent; for
ICB--Michael Bozic, Charles A. Fiumefreddo, Edwin J. Garn, Wayne E. Hedien,
James F. Higgins, Manuel H. Johnson, Joseph J. Kearns, Michael E. Nugent and
Fergus Reid. Should any of the nominees become unable or unwilling to accept nomination or election, the persons named in the proxy will exercise their voting power in favor of such person or persons as the Boards may recommend or, in the case of an Independent Trustee/Director nominee, as the Independent
Trustees/  Directors of each Fund may recommend. All of the nominees have consented to being named in this Proxy Statement and to serve if elected. The
Funds know of no reason why any of the said nominees would be unable or unwilling to accept nomination or election. With respect to each Fund, the election of each Trustee/Director requires the approval of a majority of the shares of the Fund represented and entitled to vote at the Meeting.

     Pursuant to the provisions of the Declaration of Trust of each of GVT and
OIA, in certain cases as amended, the Trustees are divided into three separate classes, each class having a term of three years. The term of office of one of each of the three classes will expire each year.

     The Boards of GVT and OIA previously determined that any nominee for election as Trustee for each Fund will stand for election as Trustee and serve as Trustee in one of the three classes of Trustees as follows: Class I--Messrs.
Bozic, Fiumefreddo and Higgins; Class II--Messrs. Hedien, Johnson, Kearns and
Reid; and Class III--Messrs. Garn and Nugent. Any nominee will, if elected, serve a term of up to approximately three years running for the period assigned to that class and terminating at the date of the Annual Meeting of Shareholders so designated by the Boards, or any adjournments thereof. As a consequence of this method of election, the replacement of a majority of each of the Boards could be delayed for up to two years. In accordance with the above, the Class
III Trustees for GVT and OIA are standing for election at this Meeting and, if elected, will serve until the year 2007 Annual Meeting for each Fund as set forth above or, in each case, until their successors shall have been elected and qualified.

     Pursuant to the provisions of the Articles of Incorporation of ICB, the terms of office of each Director will expire each year. Therefore, all of the
Directors of the Fund, if elected, will serve until the year 2005 Annual
Meeting of ICB, or until their successors shall have been elected and qualified.

     The Board of each Fund consists of nine trustees/directors. These same individuals also serve as directors or trustees for all of the funds advised by the Investment Adviser (the "Retail Funds") and certain of the funds advised by
Morgan Stanley Investment Management Inc., and Morgan Stanley AIP GP LP (the
"Institutional Funds"). The table below sets forth the following information as of October 28, 2004, regarding the nominees for election as Trustee/Director, as well as the executive officers of the Funds, and each of their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex
(defined below) overseen by each Trustee/Director or nominee Trustee/Director, and other directorships, if any, held by the Trustees/Directors. The Fund
Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Investment Adviser and any funds that have an investment advisor that is an affiliated person of the Investment Adviser
(including, but not limited to, Morgan Stanley Investment Management Inc).

INDEPENDENT TRUSTEES/DIRECTORS

                                                                                            NUMBER OF
                                                                                          PORTFOLIOS IN
                                                                                              FUND
                                                                                             COMPLEX
                                 POSITION(S)     LENGTH OF           PRINCIPAL              OVERSEEN
   NAME, AGE AND ADDRESS OF      HELD WITH         TIME         OCCUPATION(S) DURING        BY TRUSTEE/    OTHER DIRECTORSHIPS HELD
 INDEPENDENT TRUSTEE/DIRECTOR    THE FUNDS        SERVED*          PAST 5 YEARS              DIRECTOR        BY TRUSTEE/DIRECTOR
------------------------------- -------------- ------------ ----------------------------  --------------  -------------------------

Michael Bozic (63)               Trustee/       Since       Private Investor; Director or     208         Director of Weirton Steel
c/o Kramer Levin                 Director       April 1994  Trustee of the Retail Funds                   Corporation.
Naftalis & Frankel LLP                                      (since April 1994) and the
Counsel to the                                              Institutional Funds (since
Independent                                                 July 2003); formerly Vice
Trustees/Directors                                          Chairman of Kmart Corporation
919 Third Avenue                                            (December 1998-October 2000),
New York, NY 10022-3902                                     Chairman and Chief Executive
                                                            Officer of Levitz Furniture
                                                            Corporation (November
                                                            1995-November 1998) and
                                                            President and Chief Executive
                                                            Officer of Hills Department
                                                            Stores (May 1991-July 1995);
                                                            formerly variously Chairman,
                                                            Chief Executive Officer,
                                                            President and Chief Operating
                                                            Officer (1987-1991) of the
                                                            Sears Merchandise Group of
                                                            Sears, Roebuck & Co.

Edwin J. Garn (72)             Trustee/       Since         Managing Director of Summit       208         Director of Franklin
c/o Summit Ventures LLC        Director       January 1993  Ventures LLC; Director or                     Covey (time management
One Utah Center                                             Trustee of the Retail Funds                   systems), BMW Bank of
201 South Main Street                                       (since January 1993) and the                  North America, Inc.
Salt Lake City, UT 84111-2215                               Institutional Funds (since                    (industrial loan
                                                            July 2003); member of the Utah                corporation), United
                                                            Regional Advisory Board of                    Space Alliance (joint
                                                            Pacific Corp., formerly United                venture between Lockheed
                                                            States Senator (R-Utah)                       Martin and the Boeing
                                                            (1974-1992) and Chairman,                     Company) and Nuskin
                                                            Senate Banking Committee                      Asia Pacific (multilevel
                                                            (1980-1986), Mayor of Salt                    marketing); member of the
                                                            Lake City, Utah (1971-1974),                  board of various civic and
                                                            Astronaut, Space Shuttle                      charitable organizations.
                                                            Discovery (April 12-19, 1985),
                                                            and Vice Chairman, Huntsman
                                                            Corporation (chemical company).

Wayne E. Hedien (70)           Trustee/       Since         Retired; Director or              208         Director of The PMI
c/o Kramer Levin               Director       September     Trustee of the Retail Funds                   Group Inc. (private
Naftalis & Frankel LLP                        1997          (since September 1997) and the                mortgage insurance);
Counsel to the                                              Institutional Funds (since                    Trustee and Vice
Independent                                                 July 2003); formerly                          Chairman of The Field
Trustees/Directors                                          associated with the Allstate                  Museum of Natural
919 Third Avenue                                            Companies (1966-1994), most                   History; director of
New York, NY 10022-3902                                     recently as Chairman of The                   various other business and
                                                            Allstate Corporation (March                   charitable organizations.
                                                            1993-December 1994) and
                                                            Chairman and Chief Executive
                                                            Officer of its wholly-owned
                                                            subsidiary, Allstate Insurance
                                                            Company (July 1989-December 1994).

----------
*     The dates referenced below indicating commencement of service as
      Trustee/Director for the Retail and Institutional Funds reflect the earliest date the Trustee/Director began serving the Retail or
      Institutional Funds, as applicable.

                                        6

                                                                                             NUMBER OF
                                                                                           PORTFOLIOS IN
                                                                                               FUND
                                                                                              COMPLEX
                              POSITION(S)     LENGTH OF                PRINCIPAL             OVERSEEN
  NAME, AGE AND ADDRESS OF     HELD WITH        TIME            OCCUPATION(S) DURING         BY TRUSTEE/   OTHER DIRECTORSHIPS HELD
INDEPENDENT TRUSTEE/DIRECTOR   THE FUNDS       SERVED*              PAST 5 YEARS              DIRECTOR       BY TRUSTEE/DIRECTOR
---------------------------- ------------- --------------   -------------------------------- ------------  ------------------------

Dr. Manuel H. Johnson (55)   Trustee/      Since            Senior Partner, Johnson Smick    208           Director of NVR, Inc.
c/o Johnson Smick            Director      Inception of     International, Inc., a                         (home construction);
International, Inc.                        the Trusts       consulting firm; Chairman of                   Chairman and Trustee of
2099 Pennsylvania Avenue                                    the Audit Committee and                        the Financial Accounting
N.W.                                                        Director or Trustee of the                     Foundation (oversight
Suite 950                                                   Retail Funds (since July 1991)                 organization of the
Washington, D.C. 20006                                      and the Institutional Funds                    Financial Accounting
                                                            (since July 2003); Co-Chairman                 Standards Board);
                                                            and a founder of the Group of                  Director of RBS
                                                            Seven Council (G7C), an                        Greenwich Capital
                                                            international economic                         Holdings (financial
                                                            commission; formerly Vice                      holding company).
                                                            Chairman of the Board of
                                                            Governors of the Federal
                                                            Reserve System and Assistant
                                                            Secretary of the U.S. Treasury.

Joseph J. Kearns (62)        Trustee/      Since            President, Kearns &              209           Director of Electro Rent
c/o Kearns & Associates LLC  Director      July 2003        Associates LLC (investment                     Corporation (equipment
PMB754                                                      consulting); Deputy Chairman                   leasing), The Ford Family
23852 Pacific Coast                                         of the Audit Committee and                     Foundation, and the
Highway                                                     Director or Trustee of the                     UCLA Foundation.
Malibu, CA 90265                                            Retail Funds (since July 2003)
                                                            and the Institutional Funds
                                                            (since August 1994);
                                                            previously Chairman of the
                                                            Audit Committee of the
                                                            Institutional Funds (October
                                                            2001-July 2003); formerly CFO
                                                            of the J. Paul Getty Trust.

Michael E. Nugent (68)       Trustee/      Since            General Partner of Triumph       208           Director of various
c/o Triumph Capital, L.P.    Director      Inception of     Capital, L.P., a private                       business organizations.
445 Park Avenue                            the Trusts       investment partnership;
New York, NY 10022                                          Chairman of the Insurance
                                                            Committee and Director or
                                                            Trustee of the Retail Funds
                                                            (since July 1991) and the
                                                            Institutional Funds (since
                                                            July 2001); formerly Vice
                                                            President, Bankers Trust
                                                            Company and BT Capital
                                                            Corporation (1984-1988).

Fergus Reid (72)             Trustee/      Since July       Chairman of Lumelite Plastics    209           Trustee and Director of
c/o Lumelite Plastics        Director      2003             Corporation; Chairman of the                   certain investment
Corporation                                                 Governance Committee and                       companies in the
85 Charles Colman Blvd.                                     Director or Trustee of the                     JPMorgan Funds complex
Pawling, NY 12564                                           Retail Funds (since July 2003)                 managed by J.P. Morgan
                                                            and the Institutional Funds                    Investment Management
                                                            (since June 1992).                             Inc.

----------
*     The dates referenced below indicating commencement of service as
      Trustee/Director for the Retail and Institutional Funds reflect the earliest date the Trustee/Director began serving the Retail or
      Institutional Funds, as applicable.

INTERESTED TRUSTEES/DIRECTORS

                                                                                            NUMBER OF
                                                                                          PORTFOLIOS IN
                                                                                              FUND
                                                                                             COMPLEX
                                 POSITION(S)     LENGTH OF         PRINCIPAL                OVERSEEN
  NAME, AGE AND ADDRESS OF        HELD WITH        TIME        OCCUPATION(S) DURING        BY TRUSTEE/     OTHER DIRECTORSHIPS HELD
 MANAGEMENT TRUSTEE/DIRECTOR      THE FUNDS       SERVED*         PAST 5 YEARS               DIRECTOR         BY TRUSTEE/DIRECTOR
------------------------------  -------------- -------------  --------------------------  --------------  --------------------------

Charles A. Fiumefreddo (71)     Chairman of    Since           Chairman and Director or       208           None.
c/o Morgan Stanley Trust        the Board      Inception of    Trustee of the Retail Funds
Harborside Financial Center,    and Trustee/   the Trusts      (since July 1991) and the
Plaza Two,                      Director                       Institutional Funds (since
Jersey City, NJ 07311                                          July 2003); formerly Chief
                                                               Executive Officer of the
                                                               Retail Funds (until September
                                                               2002).

James F. Higgins (56)           Trustee/       Since June      Director or Trustee of the     208           Director of AXA
c/o Morgan Stanley Trust        Director       2000            Retail Funds (since June 2000)               Financial, Inc. and The
Harborside Financial Center,                                   and the Institutional Funds                  Equitable Life Assurance
Plaza Two,                                                     (since July 2003); Senior                    Society of the United
Jersey City, NJ 07311                                          Advisor of Morgan Stanley                    States (financial
                                                               (since August 2000); Director                services).
                                                               of the Distributor and Dean
                                                               Witter Realty Inc.; previously
                                                               President and Chief Operating
                                                               Officer of the Private Client
                                                               Group of Morgan Stanley (May
                                                               1999-August 2000), and
                                                               President and Chief Operating
                                                               Officer of Individual
                                                               Securities of Morgan Stanley
                                                               (February 1997-May 1999).

----------
*     The dates referenced below indicating commencement of service as
      Trustee/Director for the Retail and Institutional Funds reflect the earliest date the Trustee/Director began serving the Retail or
      Institutional Funds, as applicable.

OFFICERS OF THE FUNDS

                                    POSITION(S)
   NAME, AGE AND ADDRESS OF          HELD WITH             LENGTH OF                        PRINCIPAL OCCUPATION(S)
      EXECUTIVE OFFICER              THE FUNDS            TIME SERVED*                       DURING PAST 5 YEARS
-----------------------------  --------------------- ---------------------    ------------------------------------------------------

Mitchell M. Merin (51)         President             Since May 1999          President and Chief Operating Officer of Morgan Stanley
1221 Avenue of the Americas                                                  Investment Management Inc.; President, Director and
New York, NY 10020                                                           Chief Executive Officer of the Investment Adviser and
                                                                             Morgan Stanley Services; Chairman and Director of the
                                                                             Distributor; Chairman and Director of the Transfer
                                                                             Agent; Director of various Morgan Stanley subsidiaries;
                                                                             President of the Institutional Funds (since July 2003)
                                                                             and President of the Retail Funds (since May 1999);
                                                                             Trustee (since July 2003) and President (since December
                                                                             2002) of the Van Kampen Closed-End Funds; Trustee
                                                                             (since May 1999) and President (since October 2002) of
                                                                             the Van Kampen Open-End Funds.

Barry Fink (49)                Vice President        Since February 1997     General Counsel (since May 2000) and Managing Director
1221 Avenue of the Americas                                                  (since December 2000) of Morgan Stanley Investment
New York, NY 10020                                                           Management; Managing Director (since December 2000),
                                                                             Secretary (since February 1997) and Director (since
                                                                             July 1998) of the Investment Adviser and Morgan Stanley
                                                                             Services; Assistant Secretary of Morgan Stanley DW;
                                                                             Vice President of the Institutional Funds (since July
                                                                             2003); Vice President of the Retail Funds; Managing
                                                                             Director, Secretary and Director of the Distributor;
                                                                             previously Secretary (February 1997-July 2003) and
                                                                             General Counsel (February 1997-April 2004) of the
                                                                             Retail Funds; Vice President and Assistant General
                                                                             Counsel of the Investment Adviser and Morgan Stanley
                                                                             Services (February 1997-December 2001).

Ronald E. Robison (65)         Executive Vice        Since April 2003        Principal Executive Officer -- Office of the Funds
1221 Avenue of the Americas    President and                                 (since November 2003); Managing Director of Morgan
New York, NY 10020             Principal Executive                           Stanley & Co. Incorporated, Morgan Stanley Investment
                               Officer                                       Management Inc. and Morgan Stanley; Managing Director,
                                                                             Chief Administrative Officer and Director of the
                                                                             Investment Adviser and Morgan Stanley Services; Chief
                                                                             Executive Officer and Director of the Transfer Agent;
                                                                             Managing Director and Director of the Distributor;
                                                                             Executive Vice President and Principal Executive
                                                                             Officer of the Institutional Funds (since July 2003)
                                                                             and the Retail Funds (since April 2003); Director of
                                                                             Morgan Stanley SICAV (since May 2004); previously
                                                                             President and Director of the Retail Funds (March
                                                                             2001-July 2003) and Chief Global Operations Officer and
                                                                             Managing Director of Morgan Stanley Investment
                                                                             Management Inc.

Joseph J. McAlinden (61)       Vice President        Since July 1995         Managing Director and Chief Investment Officer of the
1221 Avenue of the Americas                                                  Investment Adviser and Morgan Stanley Investment
New York, NY 10020                                                           Management Inc.; Director of the Transfer Agent; Chief
                                                                             Investment Officer of the Van Kampen Funds; Vice
                                                                             President of the Institutional Funds (since July 2003)
                                                                             and the Retail Funds (since July 1995).

----------
*     The dates referenced below indicating commencement of service as an
      Officer for the Retail and Institutional Funds reflect the earliest date the Officer began serving the Retail or Institutional Funds, as

                                        9

                                 POSITION(S)
   NAME, AGE AND ADDRESS OF       HELD WITH         LENGTH OF
       EXECUTIVE OFFICER          THE FUNDS        TIME SERVED*              PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------------------------ ---------------   ----------------       --------------------------------------------------------

Amy R. Doberman (42)           Vice President    Since July 2004        Managing Director and General Counsel, U.S. Investment
1221 Avenue of the Americas                                             Management; Managing Director of Morgan Stanley
New York, NY 10020                                                      Investment Management Inc. and the Investment Adviser,
                                                                        Vice President of the Institutional and Retail Funds (since
                                                                        July 2004); Vice President of the Van Kampen Funds;
                                                                        previously, Managing Director and General Counsel --
                                                                        Americas, UBS Global Asset Management (July 2000-July
                                                                        2004) and General Counsel, Aeltus Investment Management,
                                                                        Inc. (January 1997-July 2000).

Stefanie V. Chang (38)         Vice President    Since July 2003        Executive Director of Morgan Stanley & Co, Incorporated,
1221 Avenue of the Americas                                             Morgan Stanley Investment Management Inc. and the
New York, NY 10020                                                      Investment Adviser; Vice President of the Institutional
                                                                        Funds (since December 1997) and the Retail Funds (since
                                                                        July 2003); formerly practiced law with the New York law
                                                                        firm of Rogers & Wells (now Clifford Chance US LLP).

Francis J. Smith (39)          Treasurer and     Treasurer since        Executive Director of the Investment Adviser and Morgan
c/o Morgan Stanley Trust       Chief Financial   July 2003 and Chief    Stanley Services (since December 2001); previously, Vice
Harborside Financial Center,   Officer           Financial Officer      President of the Retail Funds (September 2002-July 2003);
Plaza Two,                                       since September 2002   Vice President of the Investment Adviser and Morgan
Jersey City, NJ 07311                                                   Stanley Services (August 2000-November 2001) and Senior
                                                                        Manager at PricewaterhouseCoopers LLP
                                                                        (January 1998-August 2000).

Thomas F. Caloia (58)          Vice President    Since July 2003        Executive Director (since December 2002) and Assistant
c/o Morgan Stanley Trust                                                Treasurer of the Investment Adviser, the Distributor and
Harborside Financial Center,                                            Morgan Stanley Services; previously, Treasurer of the Retail
Plaza Two,                                                              Funds (April 1989-July 2003); First Vice President of the
Jersey City, NJ 07311                                                   Investment Manager, the Distributor and Morgan Stanley
                                                                        Services.

Mary E. Mullin (37)            Secretary         Since July 2003        Executive Director of Morgan Stanley & Co. Incorporated,
1221 Avenue of the Americas                                             Morgan Stanley Investment Management Inc. and the
New York, NY 10020                                                      Investment Adviser; Secretary of the Institutional Funds
                                                                        (since June 1999) and the Retail Funds (since July 2003);
                                                                        formerly practiced law with the New York law firms of
                                                                        McDermott, Will & Emery and Skadden, Arps, Slate,
                                                                        Meagher & Flom LLP.

----------
*     The dates referenced below indicating commencement of service as an
      Officer for the Retail and Institutional Funds reflect the earliest date the Officer began serving the Retail or Institutional Funds, as applicable

                                       10

     For each Trustee/Director, the dollar range of equity securities beneficially owned by the Trustees in the Funds and in the Family of Investment
Companies (Family of Investment Companies includes all of the registered investment companies advised by the Investment Adviser, Morgan Stanley
Investment Management Inc. and Morgan Stanley AIP GP LP) as of October 28, 2004
is shown below.

                                                                             AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                                                                              ALL REGISTERED INVESTMENT COMPANIES OVERSEEN
                            DOLLAR RANGE OF EQUITY SECURITIES IN THE FUNDS    BY TRUSTEE/DIRECTOR IN FAMILY OF INVESTMENT
 NAME OF TRUSTEE/DIRECTOR              (AS OF OCTOBER 28, 2004)                    COMPANIES (AS OF OCTOBER 28, 2004)
-------------------------- ------------------------------------------------ -----------------------------------------------

INDEPENDENT:
Michael Bozic                                    None                                        over $100,000
Edwin J. Garn                                    None                                        over $100,000
Wayne E. Hedien                                  None                                        over $100,000
Dr. Manuel H. Johnson                            None                                        over $100,000
Joseph J. Kearns(1)                              None                                        over $100,000
Michael E. Nugent                                None                                        over $100,000
Fergus Reid(1)                                   None                                        over $100,000
INTERESTED:
Charles A. Fiumefreddo                           None                                        over $100,000
James F. Higgins                                 None                                        over $100,000

----------
(1)   Includes the total amount of compensation deferred by the
      Trustee/Director at his election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Retail Funds or Institutional
      Funds (or portfolio thereof) that are offered as investment options under the plan. As of December 31, 2003, Messrs. Kearns and Reid had deferred a total of $430,361 and $600,512, respectively, pursuant to the deferred compensation plan.

     As to each Independent Trustee/Director and his immediate family members, no person owned beneficially or of record securities in an investment adviser or principal underwriter of the Funds, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Funds as of the record date.

THE INDEPENDENT TRUSTEES/DIRECTORS AND THE COMMITTEES

     Law and regulation establish both general guidelines and specific duties for the Independent Trustees/
Directors. Seven Trustees/Directors have no affiliation or business connection with Morgan Stanley Investment Advisors or any of its affiliated persons and do not own stock or other securities issued by Morgan Stanley Investment Advisors'
parent company, Morgan Stanley. These are the "disinterested" or "independent"
Trustees/Directors. The Retail Funds seek as Independent Trustees/Directors individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the
Retail Funds' Boards, such individuals may reject other attractive assignments because the Retail Funds make substantial demands on their time. All of the
Independent Trustees/Directors serve as members of the Audit Committee. In addition, three Trustees/Directors, including two Independent
Trustees/Directors, serve as members of the Insurance Committee, and three
Independent Trustees/Directors serve as members of the Governance Committee.

     The Independent Trustees/Directors are charged with recommending to the full Board approval of management, advisory and administration contracts, and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time.

                                       11

     The Board of Trustees/Directors of each Fund has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Funds'
independent registered public accounting firm; directing investigations into matters within the scope of the independent registered public accounting firm's duties, including the power to retain outside specialists; reviewing with the independent registered public accounting firm the audit plan and results of the auditing engagement; approving professional services provided by the independent registered public accounting firm and other accounting firms prior to the performance of such services; reviewing the independence of the independent registered public accounting firm; considering the range of audit and non-audit fees; reviewing the adequacy of each Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full
Board. Each Fund has adopted a formal, written Audit Committee Charter.

     The members of the Audit Committee of each Fund are currently Michael
Bozic, Edwin J. Garn, Wayne E. Hedien, Dr. Manuel H. Johnson, Joseph J. Kearns,
Michael E. Nugent and Fergus Reid. None of the members of the Funds' Audit
Committees is an "interested person," as defined under the 1940 Act, of any of the Funds (with such disinterested Trustees/Directors being "Independent
Trustees/Directors" or individually, "Independent Trustee/Director"). Each
Independent Trustee/Director is also "independent" from each Fund under the listing standards of the New York Stock Exchange, Inc. (NYSE). The current
Chairman of the Audit Committees of all of the Funds is Dr. Manuel H. Johnson.
The Board of Trustees/Directors of each Fund has adopted a formal written charter for the Audit Committee which sets forth the Audit Committee's responsibilities. A copy of the Audit Committee Charter is attached to this
Proxy Statement as Appendix A.

     The Board of Trustees/Directors of each Fund also has a Governance
Committee. The Governance Committee identifies individuals qualified to serve as Independent Trustees/Directors on each Fund's Board and on committees of such Board and recommends such qualified individuals for nomination by the
Funds' Independent Trustees/Directors as candidates for election as Independent
Trustees/Directors, advises each Fund's Board with respect to Board composition, procedures and committees, develops and recommends to each Fund's
Board a set of corporate governance principles applicable to the Funds, monitors and makes recommendations on corporate governance matters and policies and procedures of the Funds' Board of Trustees/Directors and any Board
committees and oversees periodic evaluations of the Funds' Board and its committees. The members of the Governance Committee of each Fund are currently
Michael Bozic, Edwin J. Garn and Fergus Reid, each of whom is an Independent
Trustee/Director. The current Chairman of the Governance Committees of all of the Funds is Fergus Reid.

     None of the Funds has a separate nominating committee. While each Fund's
Governance Committee recommends qualified candidates for nominations as
Independent Trustees/Directors, the Board of Trustees of each Fund believes that the task of nominating prospective Independent Trustees/Directors is important enough to require the participation of all current Independent
Trustees/Directors, rather than a separate committee consisting of only certain
Independent Trustees/Directors. Accordingly, each current Independent
Trustee/Director (Michael Bozic, Edwin J. Garn, Wayne E. Hedien, Dr. Manuel H.
Johnson, Joseph J. Kearns, Michael E. Nugent and Fergus Reid, for all Funds)
participates in the election and nomination of candidates for election as
Independent Trustees/Directors for the respective Funds for which the
Independent Trustee/  Director serves. Persons recommended by each Fund's
Governance Committee as candidates for nomination as Independent
Trustees/Directors shall possess such knowledge, experience, skills, expertise and diversity so as to enhance the Board's ability to manage and direct the affairs and business of the Funds, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the NYSE. While the Independent Trustees/Directors of each of the Funds expect to be able to continue to identify from their own

                                       12

resources an ample number of qualified candidates for each Fund's Board as they deem appropriate, they will consider nominations from Shareholders to the
Board. Nominations from Shareholders should be in writing and sent to the
Independent Trustees/Directors as described below.

     Finally, the Boards have formed an Insurance Committee to review and monitor the insurance coverage maintained by the Funds. The Insurance Committee currently consists of Messrs. Nugent, Fiumefreddo and Hedien. The Derivative
Committee was eliminated as of July 31, 2003.

     The following chart sets forth the number of meetings of the Board, the
Independent Trustees/Directors, the Audit Committee, the Insurance Committee
and the Governance Committee of each Fund during its most recent fiscal year.
For the 2004 fiscal year, each Trustee/Director attended at least seventy-five percent of the aggregate number of meetings of the Board and any committee on which he served held during the time such Trustee/Director was a member of the
Board.

  NUMBER OF RETAIL BOARD AND COMMITTEE MEETINGS HELD DURING LAST FISCAL YEAR

                                        COMMITTEE
                             RETAIL      OF THE
                            BOARD OF   INDEPENDENT
                           TRUSTEES/    TRUSTEES/     AUDIT     INSURANCE   GOVERNANCE
                 FISCAL    DIRECTORS    DIRECTORS   COMMITTEE   COMMITTEE   COMMITTEE
NAME OF FUND    YEAR-END    MEETINGS    MEETINGS     MEETINGS    MEETINGS    MEETINGS
-------------- ---------- ----------- ------------ ----------- ----------- -----------

GVT .......... 9/30/04    27          5            9           6           1
ICB .......... 9/30/04    27          5            9           6           1
OIA .......... 5/31/04    14          7            8           5           1

     For annual or special shareholder meetings, Trustees/Directors may but are not required to attend the meetings; and for each Fund's last annual shareholder meeting, no Trustees/Directors attended the meeting.

AUDIT COMMITTEE REPORT

     At a meeting held on October 28, 2004 (GVT and ICB) and a meeting held on
April 21, 2004 (OIA), the Board of Trustees/Directors of each Fund, including a majority of the Trustees/Directors who are not "interested persons," as defined under the 1940 Act, of the Fund acting on the recommendation of the Audit
Committee of each Fund, selected Deloitte & Touche LLP to act as the independent registered public accounting firm for each Fund for the fiscal year ending September 30, 2005 (GVT and ICB) and May 31, 2005 (OIA).

     The Audit Committee of each Fund has reviewed and discussed the financial statements of each Fund with management as well as with Deloitte & Touche LLP, the independent registered public accounting firm for each Fund. In the course of its discussions, the Audit Committee also discussed with Deloitte & Touche
LLP any relevant matters required to be discussed under Statement on Auditing
Standards No. 61. Based on this review, the Audit Committee recommended to the
Board of Trustees/Directors of each Fund that each Fund's audited financial statements be included in each Fund's Annual Report to Shareholders for the most recent fiscal year for filing with the Securities and Exchange Commission.

                                       13

     The Audit Committee has received the written disclosures and the letter from Deloitte & Touche LLP required under Independence Standards Board No. 1 and has discussed with the independent registered public accounting firm their independence.

                                      The Audit Committee

                                      Dr. Manuel H. Johnson (Chairman)
                                      Joseph J. Kearns (Deputy Chairman)
                                      Michael Bozic
                                      Edwin J. Garn
                                      Wayne E. Hedien
                                      Michael E. Nugent
                                      Fergus Reid

     Representatives from Deloitte & Touche LLP are not expected to be present at the Meetings. Shareholders will have the opportunity to make a statement if they desire to do so and the representatives from Deloitte & Touche LLP are expected to be available by telephone to respond to appropriate questions.

ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT TRUSTEES/DIRECTORS FOR THE
RETAIL FUNDS AND INSTITUTIONAL FUNDS

     The Independent Trustees/Directors and the funds' management believe that having the same Independent Trustees for each of the Retail Funds and
Institutional Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent
Trustees/Directors for each of the Funds or even of sub-groups of Funds. They believe that having the same individuals serve as Independent
Trustees/Directors of all the Retail Funds and Institutional Funds tends to increase their knowledge and expertise regarding matters which affect the Fund
Complex generally and enhances their ability to negotiate on behalf of each
Fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees/Directors arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same
Independent Trustees/Directors serve on all fund boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of
Independent Trustees/Directors of the caliber, experience and business acumen of the individuals who serve as Independent Trustees/Directors of the Retail
Funds and Institutional Funds.

     SHAREHOLDER COMMUNICATIONS. Shareholders may send communications to each
Fund's Board of Trustees/ Directors. Shareholders should send communications intended for each Fund's Board by addressing the communications directly to that
Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members)
and by sending the communication to either the Fund's office or directly to such
Board member(s) at the address specified for each Trustee/Director previously noted. Other shareholder communications received by the Fund not directly addressed and sent to the Boards will be reviewed and generally responded to by management, and will be forwarded to the Board only at the management's discretion based on the matters contained therein.

SHARE OWNERSHIP BY TRUSTEES/DIRECTORS

     The Trustees/Directors have adopted a policy pursuant to which each
Trustee/Director and/or his or her spouse is required to invest at least
$100,000 in any of the funds in the Morgan Stanley Retail and Institutional
Funds on whose boards the Trustee/Director serves. In addition, the policy contemplates that the Trustees/

                                       14

Directors will, over time, increase their aggregate investment in the funds above the $100,000 minimum requirement. The Trustees/Directors may allocate their investments among specific funds in any manner they determine is appropriate based on their individual investment objectives. Any future
Trustee/Director will be given a one year period following his or her election within which to comply with the foregoing. As of the date of this Proxy
Statement, each Trustee/Director is in compliance with the policy. As of
September 30, 2004, the total value of the investments by the
Trustees/Directors and/or their spouses in shares of the Morgan Stanley Retail
Funds and Institutional Funds was approximately $32 million. This amount includes compensation deferred by the Trustee/Director at his election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Retail Funds or Institutional Funds (or portfolio thereof) that are offered as investment options under the plan.

     As of the Record Date for these Meetings, the aggregate number of shares of each Fund owned by the Funds' officers and Trustees/Directors as a group was less than one percent of each Fund's outstanding shares.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires that each
Fund's executive officers and Trustees/Directors, and beneficial owners of more than 10% of its shares, make certain filings on a timely basis under Section
16(a) of the Exchange Act. Based solely on a review of copies of such reports of ownership furnished to the Funds, the Funds believe that during the past fiscal year all of its officers, Trustees/Directors and greater than 10%
beneficial holders complied with all applicable filing requirements.

COMPENSATION OF TRUSTEES/DIRECTORS

     Effective August 1, 2003, each Independent Trustee/Director receives an annual retainer fee of $168,000 for serving the Retail Funds and Institutional
Funds. In addition, each Independent Trustee/Director receives $2,000 for attending each of the four quarterly board meetings and two performance meetings that occur each year, so that an Independent Trustee/Director who attended all six meetings would receive total compensation of $180,000 for serving the Funds. The Chairman of the Audit Committee receives an additional annual retainer fee of $60,000. Other Committee Chairmen and the Deputy
Chairman of the Audit Committee receive an additional annual retainer fee of
$30,000. The aggregate compensation paid to each Independent Trustee/  Director is paid by the Retail Funds and Institutional Funds and is allocated on a pro rata basis among each of the operational funds/portfolios of the Retail Funds and Institutional Funds based on the relative net assets of each of the funds/portfolios of the Retail Funds and Institutional Funds. Mr. Fiumefreddo
receives an annual fee for his services as Chairman of the Boards of the Retail
Funds and the Institutional Funds and for administrative services provided to each Board.

     The Funds also reimburse the Trustees/Directors for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees/Directors and Officers of the Funds who are or have been employed by the Investment Adviser or an affiliated company receive no compensation or expense reimbursement from the Funds for their services as
Trustee/Director or Officer.

     Prior to August 1, 2003, the Funds paid each Independent Trustee/Director an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Trustees/Directors, the Independent Trustees/Directors or Committees of the
Board of Trustees/Directors attended by the Trustee/Director (the Funds paid the Chairman of the Audit Committee an additional annual fee of $750 and the
Chairmen of the Derivatives and Insurance Committees additional annual fees of
$500). If a Board meeting and a meeting of the Independent Trustees/Directors or a Committee meeting (except an Audit Committee meeting), or a meeting of the
Independent Trustees/Directors and/or more than one Committee meeting (except an Audit Committee meeting), took place on a single day, the Trustees/Directors were paid a single meeting fee by the Funds.

                                       15

     Effective April 1, 2004, the Funds began an unfunded Deferred Compensation
Plan (the "DC Plan"), which allows each Independent Trustee/Director to defer payment of all, or a portion, of the fees he or she receives for serving on the
Board of Trustees/Directors throughout the year. Each eligible Trustee/Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Retail Funds or Institutional Funds
(or portfolios thereof) that are offered as investment options under the DC
Plan. At the Trustee/Director's election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of five years. The rights of an eligible Trustee/Director and the beneficiaries to the amounts held under the DC Plan are unsecured and such amounts are subject to the claims of the creditors of the Funds.

     Prior to April 1, 2004, the Institutional Funds maintained a similar
Deferred Compensation Plan (the "Prior DC Plan"), which also allowed each
Independent Trustee/Director to defer payment of all, or a portion, of the fees he or she received for serving on the Board of Trustees/Directors throughout the year. The DC Plan amends and supersedes the Prior DC Plan and all amounts payable under the Prior DC Plan are now subject to the terms of the DC Plan
(except for amounts due to be paid during the calendar year 2004 which will remain subject to the terms of the Prior DC Plan).

     The following tables illustrate the compensation that the Funds paid to its Trustees/Directors for the fiscal year ended September 30, 2004 (GVT and
ICB) and May 31, 2004 (OIA). Messrs. Kearns and Reid began serving as
Trustees/Directors of the Funds on July 31, 2003.

                               FUND COMPENSATION

NAME OF TRUSTEE/DIRECTOR                  GVT       ICB        OIA
-------------------------------------   -------   -------   --------

Michael Bozic(1)(3) .................    $434      $225      $  295
Charles A. Fiumefreddo*(2) ..........     434       225       1,311
Edwin J. Garn(1)(3) .................     434       225         295
Wayne E. Hedien(1)(2) ...............     579       305         245
James F. Higgins* ...................       0         0           0
Dr. Manuel H. Johnson(1) ............     505       270         421
Joseph J. Kearns(1)(4) ..............     506       265         210
Michael E. Nugent(1)(2) .............     506       265         368
Fergus Reid(1)(3) ...................     871       481         210

----------
(*) Messrs. Fiumefreddo and Higgins are deemed to be "interested persons" of the Fund as that term is defined in the 1940 Act.

(1)   Member of the Audit Committee. Dr. Johnson is the Chairman of the Audit
      Committee and Mr. Kearns is the Deputy Chairman of the Audit Committee.

(2)   Member of the Insurance Committee. Mr. Nugent is the Chairman of the
      Insurance Committee.

(3)   Member of the Governance Committee. Mr. Reid is the Chairman of the
      Governance Committee.

(4)   Includes $183 (GVT) and $101 (ICB) of compensation deferred at the election of the Trustees/Directors under the DC Plan.

     The following table shows aggregate compensation paid to each of the
Funds' Trustees/Directors by the Fund Complex (which includes all of the Retail and Institutional Funds) for the calendar year ended December 31, 2003. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this table are presented on a calendar-year basis. Messrs. Bozic,
Fiumefreddo, Garn, Hedien, Johnson and Higgins began serving as
Trustees/Directors of the Institutional Funds on July 31, 2003 and served as
Trustees/Directors of the Retail Funds during the calendar year ended December
31, 2003. Messrs. Kearns and Reid began serving as Trustees/Directors of the
Retail Funds on July 31, 2003 and served as Trustees/Directors

                                       16

of the Institutional Funds during the calendar year ended December 31, 2003.
Mr. Nugent served as Trustee/Director of both the Institutional Funds and the
Retail Funds during the calendar year ended December 31, 2003.

                      CASH COMPENSATION FROM FUND COMPLEX

                                          NUMBER OF PORTFOLIOS           TOTAL COMPENSATION
                                          IN THE FUND COMPLEX               FROM THE FUND
                                    FROM WHICH THE TRUSTEE/DIRECTOR        COMPLEX PAYABLE
NAME OF TRUSTEE/DIRECTOR                 RECEIVED COMPENSATION          TO TRUSTEES/DIRECTORS
--------------------------------   ---------------------------------   ----------------------

Michael Bozic ..................                208                         $164,400
Charles A. Fiumefreddo .........                208                          360,000
Edwin J. Garn ..................                208                          164,400
Wayne E. Hedien ................                208                          164,300
James F. Higgins ...............                208                                0
Dr. Manuel H. Johnson ..........                208                          228,213
Joseph J. Kearns(1) ............                209                          166,710
Michael E. Nugent ..............                208                          277,441
Fergus Reid(1) .................                209                          149,299

----------
(1)   Includes amounts deferred at the election of the Trustees/Directors under the Prior DC Plan. The total amounts of deferred compensation (including interest) payable or accrued by Messrs. Kearns and Reid are $430,361 and
      $600,512, respectively.

     Prior to December 31, 2003, 49 of the Retail Funds (the "Adopting Funds"),
including the Funds, had adopted a retirement program under which an
Independent Trustee/Director who retired after serving for at least five years as an Independent Trustee/Director of any such fund (an "Eligible
Trustee/Director") would have been entitled to retirement payments based on factors such as length of service, upon reaching the eligible retirement age.
On December 31, 2003, the amount of accrued retirement benefits for each
Eligible Trustee/Director was frozen, and will be payable, together with a return of 8% per annum, at or following each such Eligible Trustee/Director's retirement as shown in the table below.

     The following tables illustrate the retirement benefits accrued to the
Funds' Independent Trustees/Directors by the Funds for the fiscal year ended
September 30, 2004 (GVT and ICB) and May 31, 2004 (OIA) and by the 49 Morgan
Stanley Retail Funds for the calendar year ended December 31, 2003, and the estimated retirement benefits for the Independent Trustees, to commence upon their retirement from the Funds as of each Fund's last fiscal year and from the
49 Morgan Stanley Retail Funds as of December 31, 2003. Messrs. Kearns and Reid
do not participate in the retirement program.

                                              RETIREMENT BENEFITS ACCRUED AS EXPENSES
                                           ---------------------------------------------
                                              BY        BY        BY          BY ALL
NAME OF INDEPENDENT TRUSTEES/DIRECTORS       GVT       ICB       OIA      ADOPTING FUNDS
----------------------------------------   -------   -------   -------   ---------------

Michael Bozic ..........................    $416      $416      $422         $19,842
Edwin J. Garn ..........................     626       626       680          35,306
Wayne E. Hedien ........................     828       828       815          38,649
Dr. Manuel H. Johnson ..................     407       407       410          20,125
Michael E. Nugent ......................     725       725       739          36,265

                                       17

                                             ESTIMATED ANNUAL BENEFITS UPON RETIREMENT(1)
                                           ------------------------------------------------
                                             FROM       FROM       FROM         FROM ALL
NAME OF INDEPENDENT TRUSTEES/DIRECTORS        GVT        ICB        OIA      ADOPTING FUNDS
----------------------------------------   --------   --------   --------   ---------------

Michael Bozic ..........................    $  997     $  997     $  997        $47,838
Edwin J. Garn ..........................       990        990        984         47,877
Wayne E. Hedien ........................       853        853        843         40,839
Dr. Manuel H. Johnson ..................     1,451      1,451      1,451         70,050
Michael E. Nugent ......................     1,299      1,299      1,299         62,646

----------
(1)   Total compensation accrued under the retirement plan, together with a return of 8% per annum, will be paid annually commencing upon retirement and continuing for the remainder of the Trustee's/Director's life.

     THE BOARD OF TRUSTEES/DIRECTORS OF EACH FUND UNANIMOUSLY RECOMMENDS THAT
SHAREHOLDERS VOTE FOR THE ELECTION OF EACH OF THE TRUSTEES/DIRECTORS NOMINATED
FOR ELECTION.

THE INVESTMENT ADVISER

     Morgan Stanley Investment Advisors serves as each Fund's investment adviser pursuant to investment advisory agreements. Morgan Stanley Investment
Advisors maintains its offices at 1221 Avenue of the Americas, New York, New
York 10020. Morgan Stanley Investment Advisors is a wholly-owned subsidiary of
Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses--securities, asset management and credit services.

     The Principal Executive Officer and Directors of Morgan Stanley Investment
Advisors are Mitchell M. Merin, President and Chief Executive Officer, Ronald
E. Robison, Managing Director and Chief Administrative Officer and Barry Fink,
Managing Director and Secretary. The principal occupations of Messrs. Merin,
Robison and Fink are described under the section "Election of Trustees." The business address of the Executive Officer and other Directors is 1221 Avenue of the Americas, New York, New York 10020.

     Morgan Stanley Investment Advisors' wholly-owned subsidiary, Morgan
Stanley Services, pursuant to an Administration Agreement, serves as the
Administrator of each Fund. Morgan Stanley Investment Advisors and Morgan
Stanley Services, serve in various investment management, advisory, management and administrative capacities to investment companies and pension plans and other institutional and individual investors. The address of Morgan Stanley
Services is that of Morgan Stanley Investment Advisors set forth above.

     Morgan Stanley has its offices at 1585 Broadway, New York, New York 10036.
Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analyses, financing and financial advisory services. There are various lawsuits pending against Morgan Stanley involving material amounts which, in the opinion of its management, will be resolved with no material effect on the consolidated financial position of the company.

           FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

AUDIT FEES

     The aggregate fees for professional services billed by Deloitte & Touche
LLP in connection with the annual audit and review of financial statements of
GVT and ICB for the fiscal years ended September 30, 2003 and September 30,
2004, and in connection with the annual audit and review of financial statements of OIA for the fiscal years ended May 31, 2003 and May 31, 2004 are set forth below.

                                       18

                    2003         2004
                 ----------   ----------

GVT ..........    $27,560      $30,116
ICB ..........    $27,560      $30,116
OIA ..........    $27,560      $28,990

AUDIT-RELATED FEES

     The aggregate audit-related fees billed by Deloitte & Touche LLP related to the annual audit of each Fund's financial statements for their respective fiscal years ended September 30, 2003 and September 30, 2004 (GVT and ICB) and
May 31, 2003 and May 31, 2004 (OIA) for the translation of financial statements for data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements are set forth below.

                    2003       2004
                 ---------   -------

GVT ..........    $  684      $452
ICB ..........    $  684      $452
OIA ..........    $1,341      $452

TAX FEES

     The aggregate fees billed by Deloitte & Touche LLP in connection with tax compliance, tax advice and tax planning for each Fund for their respective fiscal years ended September 30, 2003 and September 30, 2004 (GVT and ICB) and
May 31, 2003 and May 31, 2004 (OIA), which represent fees paid for the review of the Federal, state and local tax returns for each Fund are set forth below.

                    2003        2004
                 ---------   ---------

GVT ..........    $4,346      $4,455
ICB ..........    $4,876      $4,998
OIA ..........    $4,463      $4,134

ALL OTHER FEES

     There were no fees billed by Deloitte & Touche LLP for any other products and services not set forth above for each Fund for the respective fiscal years ended September 30, 2003 and September 30, 2004 (GVT and ICB) and May 31, 2003
and May 31, 2004 (OIA).

AUDIT COMMITTEE PRE-APPROVAL

     Each Fund's Audit Committee's policy is to review and pre-approve all auditing and non-auditing services to be provided to the Fund by the Fund's independent registered public accounting firm. The Audit Committee Audit and
Non-Audit Pre-Approval Policy and Procedures requires each Fund's Audit
Committee to either generally pre-approve certain services without consideration of specific case-by-case services or requires the specific pre-approval of services by the Audit Committee or its delegate. Under the
Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent registered public accounting firm. Any services that are generally pre-approved may require specific pre-approval by the Audit Committee if the services exceed pre-approved cost levels or budgeted amounts. All of the audit, audit-related and tax services described above for which Deloitte &
Touche LLP billed each of the Funds' fees for the fiscal year ended September
30, 2004 (GVT and ICB) and May 31, 2004 (OIA) were pre-approved by the Audit
Committee.

                                       19

AGGREGATE NON-AUDIT FEES PAID BY THE INVESTMENT ADVISER AND AFFILIATED ENTITIES

     The aggregate fees billed for professional services rendered by Deloitte &
Touche LLP for all other services provided to the Investment Adviser and to any entities controlling, controlled by or under common control with the Investment
Adviser for the fiscal years ended September 30, 2003 and 2004 amounted to approximately $1.34 million and $5.61 million, respectively and for the fiscal years ended May 31, 2003 and 2004 amounted to $3.35 million and $4.02 million, respectively. Such services for the fiscal years ended September 30, 2003 and
September 30, 2004 and for the fiscal years ended May 31, 2003 and 2004 included: (i) audit-related fees of approximately $1.09 million, $5.07 million,
$2.62 million and $3.36 million, respectively, for the issuance of a report under Statement on Accounting Standards No. 70 titled "Reports on the
Processing of Transactions by Service Organizations" and (ii) all other fees for the fiscal years ended September 30, 2003, September 30, 2004, May 31, 2003 and May 31, 2004 of approximately $253,000, $545,000, $726,000 and $653,000, respectively, related to services such as performance attestation, operational control reviews and the provision of educational seminars.

     The Audit Committee of each Fund has considered whether the provision of non-audit services and the provision of services to affiliates of the
Investment Adviser is compatible with maintaining the independence of Deloitte
& Touche LLP.

                             ADDITIONAL INFORMATION

     In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal for any Fund is not obtained at the
Meetings, the persons named as proxies may propose one or more adjournments of the Meeting of the applicable Fund to permit further solicitation of proxies.
Any such adjournment will require the affirmative vote of the holders of a majority of the applicable Fund's shares present in person or by proxy at the
Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which have been received by the date of the Meeting. Abstentions and broker "non-votes" will not count in favor of or against any such vote for adjournment.

     Abstentions and, if applicable, broker "non-votes" will not count as votes in favor of any of the proposals, and broker "non-votes" will not be deemed to be present at the Meeting of any Fund for purposes of determining whether a particular proposal to be voted upon has been approved. Broker "non-votes" are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority.

                             SHAREHOLDER PROPOSALS

     Proposals of security holders intended to be presented at the next Annual
Meeting of Shareholders of each respective Fund must be received no later than
July 12, 2005 for GVT, ICB and OIA, for inclusion in the proxy statement and proxy for that meeting. The mere submission of a proposal does not guarantee its inclusion in the proxy materials or its presentation at the meeting.
Certain rules under the federal securities laws must be met.

                            REPORTS TO SHAREHOLDERS

     EACH FUND'S MOST RECENT ANNUAL REPORT, AND IN THE CASE OF GVT AND ICB, THE
MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING THE ANNUAL REPORT, HAVE BEEN
PREVIOUSLY SENT TO SHAREHOLDERS AND ARE AVAILABLE WITHOUT CHARGE UPON REQUEST
FROM NINA WESSEL AT MORGAN STANLEY TRUST, HARBORSIDE FINANCIAL CENTER, PLAZA
TWO, 2ND FLOOR, JERSEY CITY, NJ 07311 (TELEPHONE 1-800-869-NEWS) (TOLL-FREE).

                                       20

                          INTEREST OF CERTAIN PERSONS

     Morgan Stanley, Morgan Stanley Investment Advisors, Morgan Stanley DW,
Morgan Stanley Services, and certain of their respective Directors, Officers, and employees, including persons who are Trustees/Directors or Officers of the
Funds, may be deemed to have an interest in certain of the proposals described in this Proxy Statement to the extent that certain of such companies and their affiliates have contractual and other arrangements, described elsewhere in this
Joint Proxy Statement, pursuant to which they are paid fees by the Funds, and certain of those individuals are compensated for performing services relating to the Funds and may also own shares of Morgan Stanley. Such companies and persons may thus be deemed to derive benefits from the approvals by
Shareholders of such proposals.

                                 OTHER BUSINESS

     The management of the Funds knows of no other matters which may be presented at the Meetings. However, if any matters not now known properly come before the Meetings, it is the intention of the persons named in the enclosed form of proxy, or their substitutes, to vote all shares that they are entitled to vote on any such matter, utilizing such proxy in accordance with their best judgment on such matters.
                                      By Order of the Boards of
                                         Trustees/Directors

                                            MARY E. MULLIN
                                              Secretary

                                       21

                                                                      APPENDIX A

                                 CHARTER OF THE
                                AUDIT COMMITTEE
                                     OF THE
                              MORGAN STANLEY FUNDS

     The Board of Directors/Trustees (the "Board") of each fund advised or managed by Morgan Stanley Investment Advisors Inc. or Morgan Stanley Services
Company Inc. (each, a "Fund," collectively, the "Funds") has adopted and approved this charter for the audit committee of each Fund (the "Audit
Committee").

1. Structure and Membership Requirements:

   1.01 The Audit Committee shall consist of at least three "independent"
        directors/trustees. "Independent" shall have the meaning ascribed to it in New York Stock Exchange Listed Company Standard 303.01(2) and (3).

   1.02 Each member of the Audit Committee shall not be an "interested person"
        of the Funds, as that term is defined in Section 2(a)(19) of the
        Investment Company Act of 1940.

   1.03 Each member of the Audit Committee shall be "financially literate," as such term is interpreted by the Fund's Board in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the Audit Committee.

   1.04 At least one member of the Audit Committee must have accounting or related financial management expertise, as such qualification is interpreted by the Fund's Board in its business judgment.

2. Meetings:

   2.01 The Audit Committee shall meet at least twice each calendar year.

3. Duties and Powers:

   3.01 Each Fund's outside auditor is ultimately accountable to the Audit
        Committee and to the Board. The Audit Committee, subject to the Board's approval and oversight, has the authority and responsibility, to select, evaluate and, where appropriate, replace the outside auditor.
        To the extent required by law, this includes nominating the selected outside auditor to be considered for approval or ratification by shareholders at their next annual meeting.

   3.02 The Audit Committee shall approve the scope of professional services to be provided to the Funds by the outside auditor.

   3.03 The Audit Committee shall review with the outside auditor the audit plan and results of the auditing engagement.

   3.04 The Audit Committee shall review the independence of the outside auditor, including:

        (a) ensuring that the outside auditor submits to the Audit Committee, at least annually, a letter delineating all relationships between the auditor and the Funds;

        (b) engaging in a dialogue with the outside auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the outside auditor; and

                                      A-1

        (c) recommending the Board take action in response to the outside auditor's report of any of the relationships discussed in (b) above, to the extent necessary and appropriate for the Audit Committee to satisfy itself of the outside auditor's independence.

   3.05 The Audit Committee shall oversee any other aspects of the Funds'
        audit process as it deems necessary and appropriate.

   3.06 The Audit Committee is empowered to review the Funds' system of internal controls.

   3.07 The Audit Committee shall have the resources and authority as it deems appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the appropriate Fund(s).

4. Review of Charter:

   4.01 The Audit Committee shall review and assess the adequacy of this charter annually.

   4.02 Any changes to the charter must be recommended by the Audit Committee and approved by the Board.

                                      A-2

                                                                      APPENDIX B

                       JOINT GOVERNANCE COMMITTEE CHARTER

                                     OF THE

                 MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

                                                     AS ADOPTED ON JULY 31, 2003
                                                               AND AS AMENDED ON
                                                                  APRIL 22, 2004

                                      B-1

1. MISSION STATEMENT

     The Governance Committee (the "Governance Committee") is a committee of the Board of Trustees/Directors (referred to herein as the "Trustees" and collectively as the "Board") of each Fund listed in the attached Exhibit A1-.
The purpose of the Governance Committee is to: (1) evaluate the suitability of potential candidates for election to the Board and recommend candidates for nomination by the Independent Trustees (as defined below); (2) develop and recommend to the Board a set of corporate governance principles applicable to the Fund, monitor corporate governance matters and make recommendations to the
Board and act as the administrative committee with respect to Board policies and procedures, and committee policies and procedures; and (3) oversee periodic evaluations of the Board and any committees of the Board.

2. COMPOSITION

     The Governance Committee shall be comprised of three or more Trustees of the Board. Governance Committee members shall be designated by the full Board, and the manner of selection of the Governance Committee chair shall also be designated by the full Board.

     Each member of the Governance Committee shall be an independent director or trustee. A person shall be considered to be independent if he or she: (a) is independent as defined in New York Stock Exchange Listed Company Standard
303.01 (2) and (3); (b) is a "disinterested person" as defined in Section
2(a)(19) of the Investment Company Act of 1940, as amended; and (c) does not accept, directly or indirectly, any consulting, advisory or other compensatory fee from any of the Funds or their investment advisor or any affiliated person of the advisor, other than fees from the Funds for serving as a member of the
Funds' Boards or Committees of the Boards. Such independent directors or trustees are referred to herein as the "Independent Trustees."

3. MEETING OF THE GOVERNANCE COMMITTEE

     The Governance Committee shall fix its own rules of procedure, which shall be consistent with the Fund's organizational documents and this Governance
Committee Charter. The Governance Committee shall meet at such times as may be determined as appropriate by the Committee. The Governance Committee, in its
discretion, may ask Trustees, members of management or others, whose advice and counsel are sought by the Governance Committee, to attend its meetings (or portions thereof) and to provide such pertinent information as the Governance
Committee requests.

     The Governance Committee shall cause to be maintained minutes of all meetings and records to those meetings and provide copies of such minutes to the Board and the Fund.

4. AUTHORITY

     The Governance Committee shall have the authority to carry out its duties and responsibilities as set forth in this Governance Committee Charter.

----------
1 This Joint Governance Committee Charter has been adopted by each Fund. Solely for the sake of clarity and simplicity, this Joint Governance Committee
  Charter has been drafted as if there is a single Fund, a single Governance
  Committee and a single Board. The terms "Governance Committee," "Trustees"
  and "Board" mean the Governance Committee, Trustees and the Board of each
  Fund, respectively, unless the context otherwise requires. The Governance
  Committee, Trustees and the Board of each Fund, however, shall act separately and in the best interests of its respective Fund.

                                      B-2

5. GOALS, DUTIES AND RESPONSIBILITIES OF THE GOVERNANCE COMMITTEE

     In carrying out its duties and responsibilities, the Governance
Committee's policies and procedures will remain flexible, so that it may be in a position to react or respond to changing circumstances or conditions. The following are the duties and responsibilities of the Governance Committee:

   a. Board Candidates and Nominees

      The Governance Committee shall have the following goals and responsibilities with respect to Board candidates and nominees:

      i.   evaluate the suitability of potential trustee/director candidates proposed by Trustees, shareholders or others;

      ii.  recommend, for nomination by the Independent Trustees, candidates for election as an Independent Trustee by the shareholders or appointment by the Board, as the case may be, pursuant to the Fund's
           organizational documents. Persons recommended by the Governance
           Committee shall possess such knowledge, experience, skills, expertise and diversity so as to enhance the Board's ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the New
           York Stock Exchange ("NYSE") as applicable to the Fund; and

      iii. review the suitability for continued service as a trustee/director of each Independent Trustee when his or her term expires and at such other times as the Governance Committee deems necessary or appropriate, and to recommend whether or not the Independent Trustee should be re-nominated by the Independent Trustees.

   b. Corporate Governance

      The Governance Committee shall have the following goals and principles with respect to Board corporate governance:

      i.   monitor corporate governance principles for the Fund, which shall be consistent with any applicable laws, regulations and listing standards, considering, but not limited to, the following:

           (1)  trustee/director qualification standards to reflect the independence requirements of the Sarbanes-Oxley Act of 2002, as amended ("SOX") and the rules thereunder, the Investment Company
                Act of 1940, as amended ("the 1940 Act"), and the NYSE;

           (2)  trustee/director duties and responsibilities;

           (3)  trustee/director access to management, and, as necessary and appropriate, independent advisers; and

           (4)  trustee/director orientation and continuing education;

      ii.  review periodically the corporate governance principles adopted by the Board to assure that they are appropriate for the Fund and comply with the requirements of SOX, the 1940 Act and the NYSE, and to recommend any desirable changes to the Board;

                                      B-3

      iii. consider other corporate governance issues that arise from time to time, and to develop appropriate recommendations for the Board; and

   c. Periodic Evaluations

      The Governance Committee shall be responsible for overseeing the evaluation of the Board as a whole and each Committee. The Governance
      Committee shall establish procedures to allow it to exercise this oversight function.

      In conducting this review, the Governance Committee shall evaluate whether the Board appropriately addresses the matters that are or should be within its scope pursuant to the set of corporate governance principles adopted by the Governance Committee. The Governance Committee
      shall address matters that the Governance Committee considers relevant to the Board's performance, including at least the following: the adequacy, appropriateness and quality of the information and recommendations presented by management of the Fund to the Board, and whether the number and length of meetings of the Board were adequate for the Board to complete its work in a thorough and thoughtful manner.

      The Governance Committee shall report to the Board on the results of its evaluation, including any recommended changes to the principles of corporate governance, and any recommended changes to the Fund's or the
      Board's or a Committee's policies or procedures. This report may be written or oral.

6. EVALUATION OF THE GOVERNANCE COMMITTEE

     The Governance Committee shall, on an annual basis, evaluate its performance under this Joint Governance Committee Charter. In conducting this review, the Governance Committee shall evaluate whether this Joint Governance
Committee Charter appropriately addresses the matters that are or should be within its scope. The Governance Committee shall address matters that the
Governance Committee considers relevant to its performance, including at least the following: the adequacy, appropriateness and quality of the information and recommendations presented by the Governance Committee to the Board, and whether the number and length of meetings of the Governance Committee were adequate for the Governance Committee to complete its work in a thorough and thoughtful manner.

     The Governance Committee shall report to the Board on the results of its evaluation, including any recommended amendments to this Joint Governance
Committee Charter, and any recommended changes to the Fund's or the Board's policies or procedures. This report may be written or oral.

7. INVESTIGATIONS AND STUDIES; OUTSIDE ADVISERS

     The Governance Committee may conduct or authorize investigations into or studies of matters within the Governance Committee's scope of responsibilities, and may retain, at the Fund's expense, such independent counsel or other advisers as it deems necessary.

                                      B-4

                                   EXHIBIT A

                                   FUND LIST

                                MORGAN STANLEY
                        RETAIL AND INSTITUTIONAL FUNDS
                                      AT
                                OCTOBER 28, 2004

RETAIL FUNDS

OPEN-END RETAIL FUNDS

TAXABLE MONEY MARKET FUNDS

1.  Active Assets Government Securities Trust ("AA Government")
2.  Active Assets Institutional Government Securities Trust ("AA Institutional
    Government")
3.  Active Assets Institutional Money Trust ("AA Institutional Money")
4.  Active Assets Money Trust ("AA Money")
5.  Morgan Stanley Liquid Asset Fund Inc. ("Liquid Asset")
6.  Morgan Stanley U.S. Government Money Market Trust ("Government Money")

TAX-EXEMPT MONEY MARKET FUNDS

7.  Active Assets California Tax-Free Trust ("AA California")
8.  Active Assets Tax-Free Trust ("AA Tax-Free")
9.  Morgan Stanley California Tax-Free Daily Income Trust ("California Tax-Free
    Daily")
10. Morgan Stanley New York Municipal Money Market Trust ("New York Money")
11. Morgan Stanley Tax-Free Daily Income Trust ("Tax-Free Daily")

EQUITY FUNDS

12. Morgan Stanley Aggressive Equity Fund ("Aggressive Equity")*
13. Morgan Stanley Allocator Fund ("Allocator Fund")*
14. Morgan Stanley American Opportunities Fund ("American Opportunities")*
15. Morgan Stanley Biotechnology Fund ("Biotechnology Fund")*
16. Morgan Stanley Capital Opportunities Trust ("Capital Opportunities")*
17. Morgan Stanley Developing Growth Securities Trust ("Developing Growth")*
18. Morgan Stanley Dividend Growth Securities Inc. ("Dividend Growth")*
19. Morgan Stanley European Growth Fund Inc. ("European Growth")*
20. Morgan Stanley Financial Services Trust ("Financial Services")*
21. Morgan Stanley Fund of Funds ("Fund of Funds")*
       o  Domestic Portfolio

22. Morgan Stanley Fundamental Value Fund ("Fundamental Value")*
23. Morgan Stanley Global Advantage Fund ("Global Advantage")*
24. Morgan Stanley Global Dividend Growth Securities ("Global Dividend
    Growth")*
25. Morgan Stanley Global Utilities Fund ("Global Utilities")*
26. Morgan Stanley Growth Fund ("Growth Fund")*
27. Morgan Stanley Health Sciences Trust ("Health Sciences")*
28. Morgan Stanley Income Builder Fund ("Income Builder")*

                                      B-5

29. Morgan Stanley Information Fund ("Information Fund")*
30. Morgan Stanley International Fund ("International Fund")*
31. Morgan Stanley International SmallCap Fund ("International SmallCap")*
32. Morgan Stanley International Value Equity Fund ("International Value")*
33. Morgan Stanley Japan Fund ("Japan Fund")*
34. Morgan Stanley KLD Social Index Fund ("KLD Social Index")*
35. Morgan Stanley Mid-Cap Value Fund ("Mid-Cap Value")*
36. Morgan Stanley Nasdaq-100 Index Fund ("Nasdaq-100")*
37. Morgan Stanley Natural Resource Development Securities Inc. ("Natural
    Resource")*
38. Morgan Stanley Pacific Growth Fund Inc. ("Pacific Growth")*
39. Morgan Stanley Real Estate Fund ("Real Estate")*
40. Morgan Stanley Small-Mid Special Value Fund ("Small-Mid Special Value")*
41. Morgan Stanley S&P 500 Index Fund ("S&P 500 Index")*
42. Morgan Stanley Special Growth Fund ("Small Cap Growth")*
43. Morgan Stanley Special Value Fund ("Special Value")*
44. Morgan Stanley Total Market Index Fund ("Total Market Index")*
45. Morgan Stanley Total Return Trust ("Total Return")*
46. Morgan Stanley Utilities Fund ("Utilities Fund")*
47. Morgan Stanley Value-Added Market Series ("Value Added")*
48. Morgan Stanley Value Fund ("Value Fund")*

BALANCED FUNDS

49. Morgan Stanley Balanced Growth Fund ("Balanced Growth")
50. Morgan Stanley Balanced Income Fund ("Balanced Income")

ASSET ALLOCATION FUND

51. Morgan Stanley Strategist Fund ("Strategist Fund")

TAXABLE FIXED-INCOME FUNDS

52. Morgan Stanley Convertible Securities Trust ("Convertible Securities")*
53. Morgan Stanley Federal Securities Trust ("Federal Securities")*
54. Morgan Stanley Flexible Income Trust ("Flexible Income")*
55. Morgan Stanley High Yield Securities Inc ("High Yield Securities")
56. Morgan Stanley Limited Duration Fund ("Limited Duration Fund")
57. Morgan Stanley Limited Duration U.S. Treasury Trust ("Limited Duration
    Treasury")
58. Morgan Stanley Quality Income Securities ("Quality Income")*
59. Morgan Stanley Total Return Income Securities Fund ("Total Return Income")*

60. Morgan Stanley U.S. Government Securities Trust ("Government Securities")*

TAX-EXEMPT FIXED-INCOME FUNDS
61. Morgan Stanley California Tax-Free Income Fund ("California Tax-Free")*
62. Morgan Stanley Limited Term Municipal Trust ("Limited Term Municipal")
63. Morgan Stanley New York Tax-Free Income Fund ("New York Tax-Free")*
64. Morgan Stanley Tax-Exempt Securities Trust ("Tax-Exempt Securities")*

SPECIAL PURPOSE FUNDS
65. Morgan Stanley Select Dimensions Investment Series ("Select Dimensions")
       o  American Opportunities Portfolio

                                      B-6

       o  Balanced Growth Portfolio
       o  Capital Opportunities Portfolio
       o  Developing Growth Portfolio
       o  Dividend Growth Portfolio
       o  Flexible Income Portfolio
       o  Global Equity Portfolio
       o  Growth Portfolio
       o  Money Market Portfolio
       o  Utilities Portfolio
       o  Value-Added Portfolio
66. Morgan Stanley Variable Investment Series ("Variable Investment")
       o  Aggressive Equity Portfolio
       o  Dividend Growth Portfolio
       o  Equity Portfolio
       o  European Growth Portfolio
       o  Global Advantage Portfolio
       o  Global Dividend Growth Portfolio
       o  High Yield Portfolio
       o  Income Builder Portfolio
       o  Information Portfolio
       o  Limited Duration Portfolio
       o  Money Market Portfolio
       o  Quality Income Plus Portfolio
       o  S&P 500 Index Portfolio
       o  Strategist Portfolio
       o  Utilities Portfolio

*- Denotes Retail Multi-Class Fund

CLOSED-END RETAIL FUNDS

TAXABLE FIXED-INCOME CLOSED-END FUNDS

67. Morgan Stanley Government Income Trust ("Government Income")
68. Morgan Stanley Income Securities Inc. ("Income Securities")
69. Morgan Stanley Prime Income Trust ("Prime Income")

TAX-EXEMPT FIXED-INCOME CLOSED-END FUNDS

70. Morgan Stanley California Insured Municipal Income Trust ("California
    Insured Municipal")
71. Morgan Stanley California Quality Municipal Securities ("California Quality
    Municipal")
72. Morgan Stanley Insured California Municipal Securities ("Insured California
    Securities")
73. Morgan Stanley Insured Municipal Bond Trust ("Insured Municipal Bond")
74. Morgan Stanley Insured Municipal Income Trust ("Insured Municipal Income")
75. Morgan Stanley Insured Municipal Securities ("Insured Municipal
    Securities")
76. Morgan Stanley Insured Municipal Trust ("Insured Municipal Trust")
77. Morgan Stanley Municipal Income Opportunities Trust ("Municipal
    Opportunities")
78. Morgan Stanley Municipal Income Opportunities Trust II ("Municipal
    Opportunities II")
79. Morgan Stanley Municipal Income Opportunities Trust III ("Municipal
    Opportunities III")
80. Morgan Stanley Municipal Premium Income Trust ("Municipal Premium")

                                      B-7

81. Morgan Stanley New York Quality Municipal Securities ("New York Quality
    Municipal")
82. Morgan Stanley Quality Municipal Income Trust ("Quality Municipal Income")
83. Morgan Stanley Quality Municipal Investment Trust ("Quality Municipal
    Investment")
84. Morgan Stanley Quality Municipal Securities ("Quality Municipal
    Securities")

                               INSTITUTIONAL FUNDS

OPEN-END INSTITUTIONAL FUNDS

1.  Morgan Stanley Institutional Fund, Inc. ("Institutional Fund Inc.")

     Active Portfolios:

       o  Active International Allocation Portfolio
       o  Emerging Markets Portfolio
       o  Emerging Markets Debt Portfolio
       o  Equity Growth Portfolio
       o  European Real Estate Portfolio
       o  Focus Equity Portfolio
       o  Global Franchise Portfolio
       o  Global Value Equity Portfolio
       o  International Equity Portfolio
       o  International Magnum Portfolio
       o  International Small Cap Portfolio
       o  Money Market Portfolio
       o  Municipal Money Market Portfolio
       o  Small Company Growth Portfolio
       o  U.S. Real Estate Portfolio
       o  Value Equity Portfolio

     Inactive Portfolios:

       o  Asian Equity Portfolio
       o  China Growth Portfolio
       o  Gold Portfolio
       o  Micro-Cap Portfolio
       o  Mortgage Backed Securities Portfolio
       o  Municipal Bond Portfolio
       o  U.S. Equity Portfolio

2. Morgan Stanley Institutional Fund Trust ("Institutional Fund Trust")

     Active Portfolios:

       o  Advisory Foreign Fixed Income Portfolio
       o  Advisory Foreign Fixed Income II Portfolio
       o  Advisory Mortgage Portfolio
       o  Balanced Portfolio
       o  Core Plus Fixed Income Portfolio
       o  Equity Portfolio
       o  Investment Grade Fixed Income Portfolio
       o  High Yield Portfolio

                                      B-8

       o  Intermediate Duration Portfolio
       o  International Fixed Income Portfolio
       o  Limited Duration Portfolio
       o  Mid-Cap Growth Portfolio
       o  Municipal Portfolio
       o  U.S. Core Fixed Income Portfolio
       o  U.S. Small-Cap Value Portfolio
       o  U.S. Mid-Cap Value Portfolio
       o  Value Portfolio

     Inactive Portfolios:

       o  Balanced Plus Portfolio
       o  Growth Portfolio
       o  New York Municipal Portfolio
       o  Targeted Duration Portfolio
       o  Value II Portfolio

3.  The Universal Institutional Funds, Inc. ("Universal Funds")

     Active Portfolios:

       o  Core Plus Fixed Income Portfolio
       o  Emerging Markets Debt Portfolio
       o  Emerging Markets Equity Portfolio
       o  Equity and Income Portfolio
       o  Equity Growth Portfolio
       o  Global Franchise Portfolio
       o  Global Value Equity Portfolio
       o  High Yield Portfolio
       o  International Magnum Portfolio
       o  Mid-Cap Growth Portfolio
       o  Money Market Portfolio
       o  Small Company Growth Portfolio
       o  Technology Portfolio
       o  U.S. Mid-Cap Core Portfolio
       o  U.S. Real Estate Portfolio
       o  Value Portfolio

     Inactive Portfolios:

       o  Asian Equity Portfolio
       o  Balanced Portfolio
       o  Capital Preservation Portfolio
       o  Core Equity Portfolio
       o  International Fixed Income Portfolio
       o  Investment Grade Fixed Income Portfolio
       o  Latin American Portfolio
       o  Multi-Asset Class Portfolio
       o  Targeted Duration Portfolio

                                      B-9

4. Morgan Stanley Institutional Liquidity Funds ("Liquidity Funds")

     Active Portfolios:

       o  Money Market Portfolio
       o  Prime Portfolio
       o  Tax-Exempt Portfolio

     Inactive Portfolios:

       o  Government Portfolio
       o  Government Securities Portfolio
       o  Treasury Portfolio
       o  Treasury Securities Portfolio

CLOSED-END INSTITUTIONAL FUNDS

5.  Morgan Stanley Asia-Pacific Fund, Inc. ("Asia-Pacific Fund")
6.  Morgan Stanley Eastern Europe Fund, Inc. ("Eastern Europe")
7.  Morgan Stanley Emerging Markets Debt Fund, Inc. ("Emerging Markets Debt")
8.  Morgan Stanley Emerging Markets Fund, Inc. ("Emerging Markets Fund")
9.  Morgan Stanley Global Opportunity Bond Fund, Inc. ("Global Opportunity")
10. Morgan Stanley High Yield Fund, Inc. ("High Yield Fund")
11. The Latin American Discovery Fund, Inc. ("Latin American Discovery")
12. The Malaysia Fund, Inc. ("Malaysia Fund")
13. The Thai Fund, Inc. ("Thai Fund")
14. The Turkish Investment Fund, Inc. ("Turkish Investment")

CLOSED-END HEDGE FUND

15.  Morgan Stanley Institutional Fund of Hedge Funds ("Fund of Hedge Funds")

                                      B-10

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                                               YOUR PROXY VOTE IS IMPORTANT!

                                               AND NOW YOU CAN VOTE YOUR PROXY
                                               ON THE PHONE OR THE INTERNET.

                                               IT SAVES MONEY! TELEPHONE AND
                                               INTERNET VOTING SAVES POSTAGE
                                               COSTS. SAVINGS WHICH CAN HELP
                                               MINIMIZE FUND EXPENSES.

                                               IT SAVES TIME! TELEPHONE AND
                                               INTERNET VOTING IS INSTANTANEOUS
                                               - 24 HOURS A DAY.

                                               IT'S EASY! JUST FOLLOW THESE
                                               SIMPLE STEPS:

                                               1. READ YOUR PROXY STATEMENT AND
                                               HAVE IT AT HAND.

                                               2. CALL TOLL-FREE 1-866-241-6192
                                               OR GO TO WEBSITE:
                                               HTTPS://VOTE.PROXY-DIRECT.COM

                                               3. FOLLOW THE RECORDED OR
                                               ON-SCREEN DIRECTIONS.

                                               4. DO NOT MAIL YOUR PROXY CARD
                                               WHEN YOU VOTE BY PHONE OR
                                               INTERNET.

                  Please detach at perforation before mailing.

PROXY                 MORGAN STANLEY GOVERNMENT INCOME TRUST               PROXY
           ANNUAL MEETING OF SHAREHOLDERS TO BE HELD DECEMBER 15, 2004

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Stefanie V. Chang Yu, Barry Fink, and Joseph J.
McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of the above mentioned fund on December 15, 2004 in the North Conference Room, 5th Floor,
1221 Avenue of the Americas, New York City, New York 10020 at 9:00 a.m., New
York City time, and at any adjournment thereof, on the proposal set forth in the
Notice of Annual Meeting dated November 10, 2004 as follows:

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY
THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED
"FOR" THE TRUSTEES SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE
BOARD OF TRUSTEES.

                                          VOTE VIA THE INTERNET:
                                          HTTPS://VOTE.PROXY-DIRECT.COM

                                          VOTE VIA THE TELEPHONE: 1-866-241-6192

                                          --------------------------------------
                                          999 9999 9999 999
                                          --------------------------------------

                                          NOTE: Please sign exactly as your name
                                          appears on this proxy card. All joint
                                          owners should sign. When signing as
                                          executor, administrator, attorney,
                                          trustee or guardian or as custodian
                                          for a minor, please give full title as
                                          such. If a corporation, please sign in
                                          full corporate name and indicate the
                                          signer's office. If a partner, sign in
                                          the partnership name.

                                          --------------------------------------
                                          Signature

                                          --------------------------------------
                                          Signature (if held jointly)

                                          --------------------------------------
                                          Date                       14667_MSC_A

                            (Please see reverse side)

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                                               YOUR PROXY VOTE IS IMPORTANT!

                                               AND NOW YOU CAN VOTE YOUR PROXY
                                               ON THE PHONE OR THE INTERNET.

                                               IT SAVES MONEY! TELEPHONE AND
                                               INTERNET VOTING SAVES POSTAGE
                                               COSTS. SAVINGS WHICH CAN HELP
                                               MINIMIZE FUND EXPENSES.

                                               IT SAVES TIME! TELEPHONE AND
                                               INTERNET VOTING IS INSTANTANEOUS
                                               - 24 HOURS A DAY.

                                               IT'S EASY! JUST FOLLOW THESE
                                               SIMPLE STEPS:

                                               1. READ YOUR PROXY STATEMENT AND
                                               HAVE IT AT HAND.

                                               2. CALL TOLL-FREE 1-866-241-6192
                                               OR GO TO WEBSITE:
                                               HTTPS://VOTE.PROXY-DIRECT.COM

                                               3. FOLLOW THE RECORDED OR
                                               ON-SCREEN DIRECTIONS.

                                               4. DO NOT MAIL YOUR PROXY CARD
                                               WHEN YOU VOTE BY PHONE OR
                                               INTERNET.

                  Please detach at perforation before mailing.

PROXY          MORGAN STANLEY MUNICIPAL INCOME OPPORTUNITIES TRUST         PROXY
           ANNUAL MEETING OF SHAREHOLDERS TO BE HELD DECEMBER 15, 2004

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Stefanie V. Chang Yu, Barry Fink, and Joseph J.
McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of the above mentioned fund on December 15, 2004 in the North Conference Room, 5th Floor,
1221 Avenue of the Americas, New York City, New York 10020 at 9:00 a.m., New
York City time, and at any adjournment thereof, on the proposal set forth in the
Notice of Annual Meeting dated November 10, 2004 as follows:

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY
THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED
"FOR" THE TRUSTEES SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE
BOARD OF TRUSTEES.

                                          VOTE VIA THE INTERNET:
                                          HTTPS://VOTE.PROXY-DIRECT.COM

                                          VOTE VIA THE TELEPHONE: 1-866-241-6192

                                          --------------------------------------
                                          999 9999 9999 999
                                          --------------------------------------

                                          NOTE: Please sign exactly as your name
                                          appears on this proxy card. All joint
                                          owners should sign. When signing as
                                          executor, administrator, attorney,
                                          trustee or guardian or as custodian
                                          for a minor, please give full title as
                                          such. If a corporation, please sign in
                                          full corporate name and indicate the
                                          signer's office. If a partner, sign in
                                          the partnership name.

                                          --------------------------------------
                                          Signature

                                          --------------------------------------
                                          Signature (if held jointly)

                                          --------------------------------------
                                          Date                       14667_MSC_B

                            (Please see reverse side)

                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY

                  Please detach at perforation before mailing.

TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD.

YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET (SEE ENCLOSED
VOTING INFORMATION CARD FOR FURTHER INSTRUCTIONS).

PLEASE MARK VOTES AS IN THIS EXAMPLE: [X]

                                                                       FOR ALL
                                                    FOR    WITHHOLD    EXCEPT
1.   Election of two (2) Trustees:                  [ ]      [ ]         [ ]

     01. Edwin J. Garn     02. Michael E. Nugent

To withhold authority to vote for any nominee(s)
mark "For All Except" and write the nominee
number(s) on the line provided:

------------------------------------------------
                                                                   14667_MSC_A-C

   YOUR VOTE IS IMPORTANT! PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD TODAY

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                                               YOUR PROXY VOTE IS IMPORTANT!

                                               AND NOW YOU CAN VOTE YOUR PROXY
                                               ON THE PHONE OR THE INTERNET.

                                               IT SAVES MONEY! TELEPHONE AND
                                               INTERNET VOTING SAVES POSTAGE
                                               COSTS. SAVINGS WHICH CAN HELP
                                               MINIMIZE FUND EXPENSES.

                                               IT SAVES TIME! TELEPHONE AND
                                               INTERNET VOTING IS INSTANTANEOUS
                                               - 24 HOURS A DAY.

                                               IT'S EASY! JUST FOLLOW THESE
                                               SIMPLE STEPS:

                                               1. READ YOUR PROXY STATEMENT AND
                                               HAVE IT AT HAND.

                                               2. CALL TOLL-FREE 1-866-241-6192
                                               OR GO TO WEBSITE:
                                               HTTPS://VOTE.PROXY-DIRECT.COM

                                               3. FOLLOW THE RECORDED OR
                                               ON-SCREEN DIRECTIONS.

                                               4. DO NOT MAIL YOUR PROXY CARD
                                               WHEN YOU VOTE BY PHONE OR
                                               INTERNET.

                  Please detach at perforation before mailing.

PROXY                 MORGAN STANLEY INCOME SECURITIES INC.                PROXY
           ANNUAL MEETING OF SHAREHOLDERS TO BE HELD DECEMBER 15, 2004

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Stefanie V. Chang Yu, Barry Fink, and Joseph J.
McAlinden, or any of them, proxies, each with the power of substitution, to vote on behalf of the undersigned at the Annual Meeting of Shareholders of the above mentioned fund on December 15, 2004 in the North Conference Room, 5th Floor,
1221 Avenue of the Americas, New York City, New York 10020 at 9:00 a.m., New
York City time, and at any adjournment thereof, on the proposal set forth in the
Notice of Annual Meeting dated November 10, 2004 as follows:

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY
THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED
"FOR" THE DIRECTORS SET FORTH ON THE REVERSE HEREOF AND AS RECOMMENDED BY THE
BOARD OF DIRECTORS.

                                          VOTE VIA THE INTERNET:
                                          HTTPS://VOTE.PROXY-DIRECT.COM

                                          VOTE VIA THE TELEPHONE: 1-866-241-6192

                                          --------------------------------------
                                          999 9999 9999 999
                                          --------------------------------------

                                          NOTE: Please sign exactly as your name
                                          appears on this proxy card. All joint
                                          owners should sign. When signing as
                                          executor, administrator, attorney,
                                          trustee or guardian or as custodian
                                          for a minor, please give full title as
                                          such. If a corporation, please sign in
                                          full corporate name and indicate the
                                          signer's office. If a partner, sign in
                                          the partnership name.

                                          --------------------------------------
                                          Signature

                                          --------------------------------------
                                          Signature (if held jointly)

                                          --------------------------------------
                                          Date                       14667_MSC_D

                            (Please see reverse side)

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY

                  Please detach at perforation before mailing.

TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD.

YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET (SEE ENCLOSED
VOTING INFORMATION CARD FOR FURTHER INSTRUCTIONS).

PLEASE MARK VOTES AS IN THIS EXAMPLE: [X]

                                                                                                 FOR ALL
                                                                              FOR    WITHHOLD    EXCEPT

1. Election of nine (9) Directors:

   01. Michael Bozic      02. Charles A. Fiumefreddo  03. Edwin J. Garn
   04. Wayne E. Hedien    05. James F. Higgins        06. Manuel H. Johnson   [ ]       [ ]        [ ]
   07. Joseph J. Kearns   08. Michael E. Nugent       09. Fergus Reid

To withhold authority to vote for any nominee(s) mark "For All Except" and write the nominee number(s) on the line provided:

--------------------------------------------------------------------------------

                                                                     14667_MSC_D

   YOUR VOTE IS IMPORTANT! PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD TODAY